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                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                 METALLURG, INC.

                                OFFER TO EXCHANGE
                                   ALL OF ITS
                       11% SERIES B SENIOR NOTES DUE 2007
                           FOR ALL OF ITS OUTSTANDING
                       11% SERIES A SENIOR NOTES DUE 2007

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 11% Series A Senior Notes due 2007 (the "Old Notes") are not immediately available, (ii) Old Notes, the Letter of Transmittal and all other required documents cannot be delivered to IBJ Schroder Bank and Trust Company (the "Exchange Agent") on or prior to 5:00 P.M. New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  The Exchange Agent For The Exchange Offer Is:
                        IBJ Schroder Bank & Trust Company

             By Overnight Courier:                           Facsimile                           By Registered or
                                                           Transactions:                          Certified Mail:
                                                             (Eligible
           IBJ Schroder Bank & Trust                     Institutions Only)                         P.O. Box 84
                    Company                                                                    Bowling Green Station
          Corporate Trust Department                       (212) 858-2611                       New York, New York
          Attn: Securities Processing                     Corporate Trust                           10274-0084
                 Window, SC-l                                Department                        Attn: Reorganization
               One State Street                                Attn:                           Operations Department
           New York, New York 10004                        Reorganization
                                                             Operations
                                                             Department

                                                           To Confirm by
                                                             Telephone
                                                         or for Information
                                                               Call:
                                                           (212) 858-2103

Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS NOT REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.


Ladies and Gentlemen:

The undersigned hereby tenders to Metallurg, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated _____________________, 1998 (as the same may be amended or
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supplemented from time to time, the "Prospectus"), and the related Letter of
Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Principal Amount of Old Notes                Name(s) of Registered Holder(s):
Tendered for Exchange: $________________     ___________________________________


Old Note Certificate No.(s)
(if available):_______________________________


If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:________________________________________

Date:___________________________

________________________________________________________________________________

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs personal representatives, successors and assigns of the undersigned.

________________________________________________________________________________

          THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00
               P.M., NEW YORK CITY TIME, ON ______________, 1998
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.


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                                PLEASE SIGN HERE


X_________________________________________________________

X_________________________________________________________

         Signature(s) of Owner(s)                 Date
         or Authorized Signatory

Area Code and Telephone Number:___________________________

Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)


Name(s):       _________________________________________________________________
               _________________________________________________________________
Capacity:      _________________________________________________________________
Address(es)    _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________


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               THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer municipal securities broker, municipal securities dealer, government securities broker, or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or loaning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


_________________________________            ___________________________________
Name of Firm                                 Authorized Signature


_________________________________            ___________________________________
Address                                      Title


_________________________________            ___________________________________
Zip Code                                     (Please Type or Print)


Area Code and Telephone No._______________   Dated:_____________________________


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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